UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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ADVANCED SERIES TRUST
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST PIMCO Dynamic Bond Portfolio

655 Broad Street, 17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

November 20, 2018

To the Shareholders:

At a regular in-person meeting held on June 12-13, 2018, the Board of Trustees (the Board) of Advanced Series Trust (AST or the Trust) approved a new subadvisory agreement for the AST PIMCO Dynamic Bond Portfolio (the Portfolio). Effective September 17, 2018, Pacific Investment Management Company LLC (PIMCO) became the subadviser to the Portfolio, replacing Goldman Sachs Asset Management, L.P. (GSAM).

PGIM Investments LLC (the Manager), as the investment manager to the Portfolio, has entered into a new subadvisory agreement with PIMCO relating to the Portfolio (the New Subadvisory Agreement). The investment management agreement relating to the Portfolio will not change as a result of PIMCO’s replacement of GSAM as subadviser to the Portfolio. The Manager will continue as the Portfolio’s investment manager.

This information statement describes the circumstances surrounding the Board’s approval of the New Subadvisory Agreement and provides you with an overview of its terms. This information statement does not require any action by you. It is provided to inform you about the change in subadvisory arrangements.

By order of the Board,

Andrew R. French
Secretary

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTPDBIS2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST
AST PIMCO Dynamic Bond Portfolio

655 Broad Street, 17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

November 20, 2018

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST PIMCO Dynamic Bond Portfolio (the Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an exemptive order (the Manager-of-Managers Order) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Order permits the Portfolio’s investment manager to hire new subadvisers that are not affiliated with the investment manager, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust (collectively referred to herein as the Board or Trustees), without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The principal executive offices of AST are located at 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments or the Manager) serves as the investment manager of the Portfolio.

This information statement relates to the approval by the Board of a new subadvisory agreement (the New Subadvisory Agreement) for the Portfolio with Pacific Investment Management LLC (PIMCO). At a regular in-person meeting held on June 12-13, 2018 (the Meeting), the Board, including a majority of the Trustees who were not parties to the New Subadvisory Agreement and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), unanimously approved the New Subadvisory Agreement between the Manager and PIMCO with respect to the Portfolio. The New Subadvisory Agreement relates to the appointment of PIMCO to replace Goldman Sachs Asset Management, L.P. (GSAM) as the subadviser to the Portfolio. The New Subadvisory Agreement became effective on September 17, 2018.

The investment objective of the Portfolio has not changed. The investment management agreement relating to the Portfolio, which was most recently approved by the Board at the Meeting, will not change as a result of the change in subadviser for the Portfolio.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about November 30, 2018 to shareholders investing in the Portfolio as of September 17, 2018.

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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NEW SUBADVISORY AGREEMENT

Approval of a New Subadvisory Agreement

As required by the 1940 Act, the Board considered the New Subadvisory Agreement between the Manager and PIMCO with respect to the Portfolio. The New Subadvisory Agreement with PIMCO relates to the appointment of PIMCO to replace GSAM as the subadviser to the Portfolio. The Board, including all of the Independent Trustees, met on June 12 and 13, 2018 (the Meeting) and approved the New Subadvisory Agreement for an initial two year period, after concluding that approval of the New Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the New Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the New Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by PIMCO; comparable performance information; the fees paid by the Manager to PIMCO; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to PIMCO. In connection with its deliberations, the Board considered information provided by the Manager and PIMCO at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the New Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangements between the Manager and PIMCO are appropriate in light of the services to be performed and the fee arrangement under the New Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the New Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by GSAM under the prior subadvisory agreement (the Prior Subadvisory Agreement) and those that would be provided by PIMCO under the New Subadvisory Agreement, as proposed, noting that the nature and extent of services under the old and new agreements were generally similar in that GSAM and PIMCO were each required to provide day-to-day portfolio management services and comply with all Portfolio policies, and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio manager of PIMCO who would be responsible for the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to PIMCO. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer as to PIMCO. The Board also noted that PIMCO provides subadvisory services to other AST portfolios.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about PIMCO, and its experience with PIMCO with respect to other AST portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by PIMCO.

Performance

The Board received and considered information regarding the investment performance of other accounts managed by PIMCO utilizing an investment strategy similar to the strategy to be used by PIMCO for the Portfolio. The Board concluded that it was satisfied with the performance record of PIMCO.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to PIMCO under the New Subadvisory Agreement. The Board considered that, based on average net assets of approximately $308 million in the Portfolio, as of March 31, 2018, the effective subadvisory fee rate that would be paid to PIMCO under the proposed subadvisory arrangement (i.e., 0.416% of the Portfolio’s average daily net assets) is higher than the effective subadvisory fee rate paid to GSAM under the Prior Subadvisory Agreement (i.e., 0.362% of the Portfolio’s average daily net assets). The Board noted that this higher effective subadvisory fee rate would be paid by the Manager, not the Portfolio, and that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee rate was reasonable.

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Profitability

Because the engagement of PIMCO is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to PIMCO

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by PIMCO in connection with the Portfolio. The Board concluded that any potential benefits to be derived by PIMCO were consistent with those generally derived by other subadvisers to the portfolios of AST, and that those benefits are reviewed on an annual basis. The Board also noted that PIMCO provides subadvisory services to other AST portfolios, and concluded that any potential benefits to be derived by PIMCO in connection with the Portfolio would be similar to the benefits derived by PIMCO in connection with its management of these other AST portfolios, which is also reviewed on an annual basis and which was considered in connection with the renewal of the advisory agreements for these other AST portfolios at the Meeting. The Board concluded that any potential benefits to be derived by PIMCO included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the New Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreement is attached as Exhibit A.

Information about PIMCO

PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by Allianz Asset Management U.S. Holding II LLC. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE. As of September 30, 2018, PIMCO managed $1.72 trillion in assets, including $1.32 trillion in third-party client assets. PIMCO’s address is 650 Newport Center Drive, Newport Beach, California 92660. Additional information about PIMCO is attached as Exhibit B.

Terms of the New Subadvisory Agreement

The material terms of the New Subadvisory Agreement are substantially similar to the material terms of the Prior Subadvisory Agreement. PIMCO is compensated by the Manager (and not the Portfolio) for the assets of the Portfolio it manages. The prior subadvisory fee rates paid to GSAM under the Prior Subadvisory Agreement, the subadvisory fee rate to be paid to PIMCO under the New Subadvisory Agreement, and the subadvisory fees paid to GSAM for the fiscal year ended December 31, 2017 are set forth below:

Prior Subadvisory Fee Rates	New Subadvisory Fee Rates*	Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2017
0.40% on the first $200 million of average daily net assets; 0.375% over $200 million of average daily net assets	0.45% on first $100 million of average daily net assets; 0.40% on next $200 million of average daily net assets; 0.375% over $300 million of average daily net assets	$1,129,883

* In the event PIMCO invests Portfolio assets in other pooled investment vehicles it manages or subadvises, PIMCO will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to PIMCO with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

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The New Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board, PIMCO is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, PIMCO will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust’s investment management agreement (the Management Agreement) with the Manager, and (iii) the New Subadvisory Agreement may be terminated at any time by PIMCO or by the Manager on not more than 60 days’, nor less than 30 days’, written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, PIMCO will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Portfolio is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102.

As of October 31, 2018, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $271.1 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement, the Manager, subject to the oversight of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreement. The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, at the Meeting.

The Manager is specifically responsible for supervising and managing the Portfolio and PIMCO. In this capacity, the Manager reviews the performance of the Portfolio and PIMCO and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios of the Trust, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investments Research Group (SIRG), a unit of PGIM Investments, to assist in regularly evaluating and supervising the Portfolio and PIMCO, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively manage the Portfolio and PIMCO. The Manager utilizes this data in directly supervising the Portfolio and PIMCO. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Trust’s custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal,

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marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•	furnishing of office facilities;
•	paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;
•	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
•	providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;
•	monitoring, together with PIMCO, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;
•	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;
•	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
•	preparing and filing with the SEC required quarterly reports of portfolio holdings on Form N-Q;
•	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
•	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
•	organizing regular and any special meetings of the Board, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•	the salaries and expenses of all of their and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or PIMCO;
•	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust as described below;
•	the fees, costs and expenses payable to PIMCO pursuant to the New Subadvisory Agreement; and
•	with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and PIMCO.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
•	the fees and expenses of Trustees who are not affiliated persons of the Manager or PIMCO;
•	the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;
•	the charges and expenses of the Trust’s legal counsel and independent auditors;
•	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
•	all taxes and corporate fees payable by the Trust to governmental agencies;
•	the fees of any trade associations of which the Trust may be a member;
•	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
•	the cost of fidelity, directors and officers, and errors and omissions insurance;
•	the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;
•	allocable communications expenses with respect to investor services, and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and
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•	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The tables below set forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

Portfolio	Investment Management Fee Rate	Aggregate Investment Management Fees for the most recently completed fiscal year
AST PIMCO Dynamic Bond Portfolio	0.7125% of average daily net assets to $300 million; 0.7025% on next $200 million of average daily net assets; 0.6925% on next $250 million of average daily net assets; 0.6825% on next $2.5 billion of average daily net assets; 0.6725% on next $2.75 billion of average daily net assets; 0.6425% on next $4 billion of average daily net assets; 0.6225% over $10 billion of average daily net assets	$2,225,915

Directors and Officers of PGIM Investments

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, NJ 07102. None of the officers or directors of PGIM Investments are also officers or directors of PIMCO.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Chief Operating Officer, Officer-in- Charge, President	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments.

Name	Position with Trust	Position with PGIM Investments
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer and Secretary
Andrew R French	Secretary	Assistant Secretary and Vice President
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President
Kathleen DeNicholas	Assistant Secretary	Assistant Secretary and Vice President
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President
Chad Earnst	Chief Compliance Officer	Chief Compliance Officer
Dino Capasso	Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer
Charles H. Smith	Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit
Brian D. Nee	Treasurer & Principal Financial and Accounting Officer	Vice President and Head of Finance
Peter Parrella	Assistant Treasurer	Vice President
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Lana Lomuti	Assistant Treasurer	Vice President
Linda McMullin	Assistant Treasurer	Vice President
Alina Srodecka	Assistant Treasurer	N/A

Custodian

The Bank of New York Mellon, 225 Liberty Street, New York, NY 10286, serves as custodian for the Portfolio’s securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 17th Floor, Newark, NJ 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio’s transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST PIMCO Dynamic Bond Portfolio	$781,465

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following brokerage commissions to affiliated and non-affiliated broker-dealers:

Portfolio	Amount Paid
AST PIMCO Dynamic Bond Portfolio	$462

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement, because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

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Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit C to this information statement.

Andrew R. French
Secretary
Dated: November 20, 2018

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EXhibit A

ADVANCED SERIES TRUST

AST PIMCO Dynamic Bond Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 13th day of August, 2018 between PGIM Investments LLC (PGIM Investments) or the Manager), a New York limited liability company and Pacific Investment Management Company, LLC, a Delaware limited liability company (PIMCO or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments acts as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio, and only such portion, as delegated to the Subadviser by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the stated investment objectives, polices and restrictions of the Trust as described in the Prospectus of the Trust and Statement of Additional Information, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the written instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, to the extent reasonably requested by the Manager, the Subadviser shall, among other things, use its best efforts to assist the Manager and the Trust in the preparation and filing of such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission), subject to mutual agreement between the Manager and the Subadviser. The Manager shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and quality execution reasonably available under the circumstances, in accordance with Subadviser’s Best Execution Policy. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. The Subadviser shall not be liable for any act or omission of any Brokers chosen by the

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Subadviser with reasonable care. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased, In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v) The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi) If the Trust enters into securities lending transactions, the Manager will work with the Trust’s securities lending agent to ensure that the securities or other assets in the Trust are available for sale at all times.

(vii) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c) The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target that could reasonably be expected to have a material impact on the Subadviser’s obligations under this Agreement.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(e) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably designed to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadviser and its employees as required by the applicable federal securities laws.

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(f) The Subadviser shall furnish to the Manager copies of all records related to the portfolio prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures referenced in this Agreement upon reasonable request from the Manager, in each case, to the extent required by applicable law or regulatory authority.

(g) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager. The investment authority granted to the Subadviser shall include the authority to exercise whatever powers the Manager may possess with respect to any of its assets held in the Trust, including but not limited to, the power to exercise rights, options, warrants, conversion privileges, and redemption privileges, and to tender securities pursuant to a tender offer. The Subadviser will use commercially reasonable efforts to elect on corporate actions within the time frame prescribed by the Trust’s custodian or other agent of the Trust. The Subadviser will inform the Manager of any class action and/or legal proceedings involving securities or issuers of securities held or formerly held in the Trust, that the Subadviser receives notice of. The Subadviser will not file class action claim forms or otherwise exercise any rights the Manager may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, the Trust, unless the Subadviser and the Manager mutually agree in writing that the Subadviser takes any such actions.

(h) The Subadviser acknowledges that, consistent with the Trust’s valuation procedures, it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(i) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(j) The Subadviser shall comply with the Trust’s Documents provided to the Subadviser by the Manager. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(k) The Subadviser shall keep the Trust’s Manager informed of developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Manager that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust (as determined by the Subadviser), the Subadviser shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

(l) Pursuant to the Trust’s Board-Adopted Rule 17a-7 Compliance Policy and Procedures, the Subadviser is authorized to effect cross transactions between the Trust and other accounts managed by the Subadviser and its affiliates.

2. The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

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3. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. (a) The Subadviser acknowledges that, in the course of its engagement by the Manager, the Subadviser may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as “Confidential Information.” Confidential Information includes the Manager’s business and other proprietary information, written or oral. The Subadviser may disclose Confidential Information relating to the Manager and/or the Trust to its associates, to any of its delegates and other agents under the Agreement, to any market counterparty or any broker (in accordance with market practice) in relation to transactions undertaken for the Trust, and to the Trust’s custodian, in order to assist or enable the proper performance of its services under the Agreement. Subject to the Trust Documents, the Subadviser and any trading counterparties are authorized to disclose transaction and other information to data repositories and regulators for the purposes of meeting applicable transaction and other regulatory reporting requirements. The Subadviser may mention the Manager’s or the Trust’s name in a list of its clients.

(b)     The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains a written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures necessary and reasonably designed to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm to the Manager, or to any person who may be identified by Confidential Information. The Subadviser shall make all commercially reasonable efforts to promptly notify the Manager within 72 hours but in no event later than as required by applicable law if the Subadviser is in material breach of this Section. At the Manager’s request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)     Upon request, the Subadviser shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser’s obligations set forth in its Information Security Program and this Agreement.

(d)     The Subadviser shall review and, as appropriate, revise its Information Security Program periodically or whenever there is a material change in the Subadviser’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)     The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser’s Employees who require such access in order to provide the services to the Manager.

(f)      The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser’s compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)     The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting impacting any of the Manager’s Confidential Information, the Subadviser shall promptly report such impact to the Manager.

(h)     The Subadviser shall make all commercially reasonable efforts to notify the Manager, promptly and without unreasonable delay, advise the Manager in writing within 72 hours, but in no event later than as required by applicable law, of learning of any actual or reasonably suspected material unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, or substantial and material destruction, acquisition of, or substantial and material damage to Confidential Information (a “Security Incident”). Thereafter, the Subadviser shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and reasonably cooperate with the Manager and the Manager’s designated representatives in the Manager’s investigation of the Subadviser, Employees or third parties related to the Security Incident. The Subadviser will reasonably provide upon request by the Manager (i) access to the Global Information Security Officer as it relates to Subadviser’s information security program, controls, and monitoring of the processing facilities and operations affected; (ii) access to Employees and others involved in the matter, and all relevant records, logs, files, and data relating to the Security Incident; (iii) reasonably cooperate with the Manager in any litigation or

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other formal action against third parties deemed necessary by the Manager to protect the Manager’s rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)      Upon the Manager’s reasonable request during the term of the Agreement, the Subadviser shall provide the Manager with information related to the Subadviser’s information security safeguards and practices.

(j)      For the purpose of auditing the Subadviser’s compliance with this Section, the Subadviser shall respond to the Manager’s reasonable request for information. The request for information may include: (a) access to records and the Subadviser’s Global Information Security Officer as it relates to Subadviser’s information security program, controls, and monitoring of its information processing premises; (b) reasonable assistance and cooperation of the Subadviser’s relevant staff; and (c) reasonable facilities at the Subadviser’s premises.

5. The Subadviser will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadviser by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Manager. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney’s fees and costs) which arise out of or relate to the provision of services provided by any such service provider. The Subadviser may delegate trade execution and other support functions (but not portfolio management) to its affiliates including and may share such information as necessary to accomplish these purposes. Additionally, the Subadviser is authorized to delegate back office services to State Street Investment Manager Solutions, LLC and its affiliates. In all cases, the Subadviser shall remain liable as if such services were performed directly by the Subadviser.

6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Notwithstanding the foregoing, the Subadviser shall not be liable for (i) any act or omission of the Trust’s custodian; and (ii) any loss resulting from the sale by the Subadviser of a security that is not available in the Trust for settlement as a result of a securities lending transaction.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Manager delegates to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence at 5pm ET on September 14, 2018 or such other date as the parties mutually agree upon in writing.

The Manager acknowledges and agrees that, for performance analysis purposes, the performance inception date of this Trust is September 17, 2018 or such other date as the parties mutually agree upon in writing.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered by electronic mail or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 650 Newport Center Drive, Newport Beach, California 92660, Attention: General Counsel, email: IMAnotices@pimco.com.

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The Subadviser consents to the delivery of Trust statements, reports and other communications (collectively, “Trust Communications”) via electronic mail and/or other electronic means acceptable to the Manager, in lieu of sending such Trust Communications as hard copies via fax, mail or other means. The Manager confirms that it has provided the Subadviser with at least one valid electronic mail address where Trust Communications can be sent. The Manager acknowledges that the Subadviser reserves the right to distribute certain Trust Communications via fax, mail or other means to the extent required by applicable law or otherwise deemed advisable. The Manager may withdraw consent to electronic delivery at any time by giving the Subadviser notice pursuant to Section 7 hereunder.

8. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. The Manager represents, warrants and agrees that (i) the Trust is a “qualified eligible person” (“QEP”) as defined in Commodity Futures Trading Commission Rule 4.7 (“CFTC Rule 4.7”), and the Manager will promptly notify the Subadviser if the Trust ceases to be a QEP, and hereby consents to be treated as an “exempt account” under CFTC Rule 4.7; (ii) it has all necessary power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby, including the Trust Documents, and such execution, delivery and performance will not violate any applicable law, rule, regulation, governing document (e.g., Certificate of Incorporation or Bylaws), contract or other material agreement binding upon the Manager or Trust; (iii) the Manager has established “know your customer” policies and procedures that comply with all applicable regulations and which are reasonably designed to detect and prevent the Trust from using the Subadviser’s services for illegal purposes, including to launder money or finance terrorist activities. To the best of Manager’s knowledge, the Trust does not contain funds derived from unlawful activity and/or violates U.S. anti-money laundering laws; (iv) none of the beneficial owners of the assets in the Trust are a “government entity” within the meaning of Rule 206(4)-5 under the Advisers Act and the Manager will promptly notify the Subadviser if any government entity assets are contributed to the Trust; (v) the assets in the Trust are free from all liens and charges, and undertakes that no liens or charges will arise from the act or omissions of the Manager or the Trust which may prevent the Subadviser from giving a first priority lien or charge on the assets solely in connection with the Subadviser’s authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Trust with respect to any investments made pursuant to the Trust Documents.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use such material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which makes reference to the Subadviser. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery. It is understood that the name “Pacific Investment Management Company LLC” or “PIMCO” or any derivative thereof and certain trade names, trademarks, service marks and/or logos associated with such names (“PIMCO Marks”) are the valuable property of PIMCO and its affiliates. The Manager and/or Trust may use the PIMCO Marks in the offering materials of the Trust with the prior written approval of PIMCO, which approval shall not be unreasonably withheld or delayed, and PIMCO shall make good faith efforts to respond within three (3) business days, for so long as PIMCO is the Subadviser to the Trust. The permission to use the PIMCO Marks is non-exclusive, non-transferable and non-assignable. In obtaining permission to use the PIMCO Marks for this purpose, the Manager and/or Trust will acquire no right, title, or interest whatsoever to any of the PIMCO Marks. The Manager, or anyone acting on their behalf, shall not edit, excerpt or modify the PIMCO Marks in any way. Upon termination of this Agreement, the Manager and/or Trust shall as soon as reasonably practicable but in no event for a period of time that makes the material misleading, cease to use such name (or derivative or logo), except as may be required by applicable law or regulation.

11. It is expressly understood and agreed that the Manager: (i) shall provide timely and specific information to Subadviser regarding any restrictions on, or prohibitions against, the acquisition or holding by the Trust of any “affiliate” (as such terms are defined in the Investment Company Act of 1940); and (ii) has provided to Subadviser a list containing any such restricted securities, will update this list from time to time as may be necessary or appropriate, and acknowledges that unless and until such information has been provided to the Subadviser, the Subadviser is under no obligation to refrain from acquiring any such security on behalf of the Trust. If the Manager is not able to provide identifying information for each affiliate issuer as may be requested by the Subadviser, the Manager hereby acknowledges that Subadviser will use reasonable efforts to implement and monitor such restricted list.

12. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

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13. This Agreement shall be governed by the laws of the State of New York.

14. Notwithstanding any other provision to the contrary, Subadviser shall have no obligation to perform the following services: (a) shareholder services or support functions, such as responding to shareholders’ questions about the Trust or its investments or strategies, or preparing and filing materials for distribution to the Trust’s shareholders, including statistical information about the Trust and materials regarding the Trust’s performance or investments; (b) provision of legal, accounting or tax advice with respect to the Trust or its investments by the Subadviser’s in-house legal, accounting or tax departments; (c) providing employees of the Subadviser to serve as officers of the Trust; or (d) providing the Trust’s Chief Compliance Officer and associated staff or overseeing the Trust’s compliance program adopted pursuant to Rule 38a-1 under the Investment Company Act of 1940, except to the extent that such oversight responsibilities are required to be performed by the Subadviser under its compliance program adopted pursuant to Rule 206(4)-7 under the Investment Advisers.

15. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(Signatures on the following page)

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IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC

By: /s/ Thomas J. Otterbein

Name: Thomas J. Otterbein

Title: Managing Director

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SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Pacific Investment Management Company, LLC (PIMCO), PGIM Investments LLC will pay PIMCO an advisory fee on the net assets managed by PIMCO that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee for the Portfolio*
AST PIMCO Dynamic Bond Portfolio	0.45% on first $100 million of average daily net assets; 0.40% on next $200 million of average daily net assets; and 0.375% over $300 million of average daily net assets

* In the event PIMCO invests Portfolio assets in other pooled investment vehicles it manages or subadvises, PIMCO will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to PIMCO with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: August 13, 2018

A-9

EXHIBIT B

MANAGEMENT OF PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC. (PIMCO)

PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by Allianz Asset Management U.S. Holding II LLC. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE. As of September 30, 2018, PIMCO managed $1.72 trillion in assets, including $1.32 trillion in third-party client assets. PIMCO’s address is 650 Newport Center Drive, Newport Beach, California 92660. The table below lists the name, address, and position for PIMCO’s principal executive officer and each director.

Name & Address*	Position
Scott Alan Mather	Managing Director – Chief Investment Officer (U.S. Core Strategies)
Thomas John Otterbein	Managing Director – Executive Committee
Daniel John Ivascyn	Managing Director – Executive Committee, Group Chief Investment Officer
Michael James Puntoriero	Managing Director, Co-Chief Financial Officer
David Carl Flattum	Managing Director, Global General Counsel
Mark Richard Kiesel	Managing Director, Chief Investment Officer (Global Credit)
Mihir Pravin Worah	Managing Director – Executive Committee, Chief Investment Officer (Real Return and Asset Allocation)
Andrew Thomas Balls	Managing Director – Chief Investment Officer (Global)
Jennifer E. Durham	Managing Director, Chief Compliance Officer
Marc Peter Seidner	Managing Director, Chief Investment Officer (Nontraditional Strategies)
Kimberley Grace Korinke	Managing Director – Executive Committee
Emmanuel Roman	Managing Director – Executive Committee and Chief Executive Officer
Craig Allen Dawson	Managing Director – Executive Committee
Thibault Christian Stracke	Managing Director – Executive Committee
Qi Wang	Managing Director – Executive Committee
John Jeffrey Kirkowski	Managing Director – Co-Chief Financial Officer
Peter G. Strelow	Managing Director – Co-Chief Operating Officer
Robin Christine Shanahan	Managing Director - Co-Chief Operating Officer
Joachim Walter Fels	Managing Director – Executive Committee

* The principal mailing address of the principal executive officer and each director is 650 Newport Center Drive, Newport Beach, California 92660.

COMPARABLE FUNDS FOR WHICH PIMCO

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable funds to which PIMCO provides investment advisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of September 30, 2018	Fee Paid to PIMCO
N/A	N/A	N/A
B-1

EXHIBIT C

SHAREHOLDER INFORMATION

As of November 13, 2018, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of November 13, 2018, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
AST PIMCO Dynamic Bond Portfolio	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	10,278,476.826/33.05%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	10,523,276.713/33.83%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	7,914,030.944/25.44%

C-1

ADVANCED SERIES TRUST

AST PIMCO Dynamic Bond Portfolio

655 Broad Street, 17th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET

AVAILABILITY OF INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding the appointment of a new subadviser and a new subadvisory agreement for the AST PIMCO Dynamic Bond Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio’s website to review a complete copy of the Information Statement, which contains important information about the new subadviser and subadvisory agreement.

As discussed in the Information Statement, at a regular in-person meeting held on June 12-13, 2018, the Board of Trustees (the Board) of the Trust approved a new subadvisory agreement for the Portfolio. Effective September 17, 2018, Pacific Investment Management Company LLC (PIMCO) became the subadviser to the Portfolio, replacing Goldman Sachs Asset Management, L.P. (GSAM).

PGIM Investments LLC (the Manager), as the investment manager to the Portfolio, has entered into a new subadvisory agreement with PIMCO relating to the Portfolio. The investment management agreement relating to the Portfolio will not change as a result of PIMCO’s replacement of GSAM as subadviser to the Portfolio. The Manager will continue as the Portfolio’s investment manager.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about November 30, 2018 to all shareholders of record as of the close of business on September 17, 2018. A copy of the Information Statement will remain on the Portfolio’s website until March 1, 2019.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until March 1, 2019. To ensure prompt delivery, you should make your request no later than February 20, 2019. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

ASTPDBIS